VANGUARD OHIO
TAX-EXEMPT FUNDS

VANGUARD OHIO TAX-EXEMPT
 MONEY MARKET FUND

VANGUARD OHIO INSURED LONG-TERM
 TAX-EXEMPT FUND

[PHOTO]

Annual
Report
November 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       7

                                  REPORT FROM
                                  THE ADVISER
                                       9

                             PERFORMANCE SUMMARIES
                                       11

                                 FUND PROFILES
                                       13

                              FINANCIAL STATEMENTS
                                       16

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       28


                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]             [PHOTO]
John J. Brennan     John C. Bogle
Chairman & CEO      Senior Chairman

Interest rates declined on balance during the twelve months ended November 30, 1998--the fiscal year for the Vanguard Ohio Tax-Exempt Funds--providing a significant boost to prices of tax-exempt municipal bonds. In this bond-friendly environment of lower rates and tame inflation, our Ohio Insured Long-Term Tax-Exempt Fund provided an excellent total return of +7.8% that surpassed the return of its average peer by a full percentage point. Our Ohio Tax-Exempt Money Market Fund's return of +3.4% also outdistanced that of its competitors.

--------------------------------------------------------
                        COMPONENTS OF TOTAL RETURNS
                     FISCAL YEAR ENDED NOVEMBER 30, 1998
                     -----------------------------------
OHIO TAX-EXEMPT FUND         INCOME    CAPITAL    TOTAL
--------------------------------------------------------
MONEY MARKET                 +3.4%       0.0%     +3.4%
  (SEC 7-Day Annualized
  Yield: 3.05%)

INSURED LONG-TERM            +5.2       +2.6      +7.8
--------------------------------------------------------

      The table at right presents each fund's twelve-month return along with its income and capital components. The total return (capital change plus reinvested dividends) of the Insured Long-Term Tax-Exempt Fund is based on a change in net asset value from $11.72 per share on November 30, 1997, to $12.02 per share on November 30, 1998, adjusted for dividends totaling $0.592 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield stood at 4.28%, the Money Market Fund's yield at 3.05%.

FINANCIAL MARKETS IN REVIEW

During the twelve months ended November 30, investors fretted over a variety of developments both here and abroad, from the debt problems of foreign governments to a huge hedge-fund bailout to growing concern about corporate profits. Overall, the uncertainty made for a tumultuous, but ultimately rewarding, period in the equity markets and a fine fiscal year for bonds.

      The yield of the benchmark 30-year U.S. Treasury bond fell about 100 basis points on balance, ending the period at 5.06% after bottoming out at 4.72% in early October. During the autumn, the Federal Reserve Board trimmed short-term rates three times in seven weeks by a total of 0.75 percentage point, citing the strain of international woes on the U.S. economy. The economy continued to exhibit steady growth (about 3% during the period) and inflation remained low. Consumer prices were up just 1.5% for the fiscal year.

      Of course, as interest rates drop, bond prices rise. That meant outstanding returns for bonds during the fiscal year, particularly for longer-maturity issues, which benefit most from interest-rate declines. The Lehman Brothers Long U.S. Treasury Bond Index earned a total return of +15.7%, with its +7.2% income return augmented by an +8.5% capital return.

      Yields on high-grade long-term municipal bonds did not fall as far as those for Treasury securities. Top-rated long-term municipal bonds ended the fiscal year with a yield of 4.89%, down from 5.25% at the end of November 1997. Yields on top-grade (MIG-1) 3-month notes, which are more sensitive than longer-term issues to changes in short-term interest rates, declined on balance to 2.95% from 3.80% a year earlier. For the twelve months, the Lehman 10 Year Municipal Bond Index, a good measure of the long-term municipal market, returned +8.1%--an outstanding return considering the tax advantages of municipal bonds and the extremely low inflation rate.

      The U.S. stock market, meanwhile, weathered a severe summer storm that drove the broad market down nearly 20% and clipped more than 40% from the value of many smaller stocks. A swift recovery ensued during the final three months of the fiscal year, and for the twelve months, the Standard & Poor's 500 Composite Stock Price Index was up +23.7%.

      The 1998 fiscal year will likely be remembered as a period of extraordinary relative value in the municipal bond market. On November 30, yields on long-term U.S. Treasuries and long-term municipal bonds were nearly identical--a truly remarkable occurrence, given that income from state-specific municipal bond funds is exempt from federal, state, and local taxes for state residents. The yield convergence has been the result of several factors. Treasury bonds benefited from both an easing of inflation fears and a "flight to quality" by foreign investors--particularly from Asia--who bought Treasury securities to protect themselves from declines in their currencies versus the U.S. dollar. Meanwhile, new Treasury issuance dropped--thanks to the federal budget surplus--and issuance of new municipal bonds soared, dampening prices a bit and keeping yields high in relation to Treasuries.

      Throughout the summer and into the fall, yields of long-term municipal bonds were equal to about 98% of the yield on comparable Treasuries, and on several occasions muni yields matched or even slightly exceeded Treasury yields. To be sure, this phenomenon is temporary, but it made municipal bonds as valuable in relation to Treasuries as they've ever been. Historically, municipal bonds have offered a yield equal to about 84% of the yield on Treasury bonds.

      It's always important to view the performance of bonds in the proper perspective, especially after a year when declining interest rates pushed returns higher. As you may recall, during the past two fiscal years bond prices received only a small capital boost. Just four years ago, in 1994, interest rates rose sharply and bond prices plunged, providing a painful lesson about the volatility of bond-fund returns. It is also important for investors to understand that the ever-present fluctuations in the bond market tend to offset each other over longer periods, leaving the rate of interest income as the dominant long-term source of bond returns.

FISCAL 1998 PERFORMANCE OVERVIEW

The +7.8% return of the Vanguard Ohio Insured Long-Term Tax-Exempt Fund topped the +6.8% return of the average Ohio municipal bond fund and exactly matched the return of the unmanaged Lehman Municipal Bond Index. This index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. Though the majority of our total return came from interest income, the fund earned a capital return of +2.6% that reflected the interest-rate decline. The Ohio Tax-Exempt Money Market Fund provided a total return of +3.4%, outpacing the +3.1% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For Ohio residents, the income earned by our funds is exempt from state, local, and federal income taxes. At current yields, that means that investors in the Ohio Insured

Long-Term Tax-Exempt Fund who are taxed at the highest marginal tax rate can earn an astounding 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Tax-Exempt Money Market Fund also offers Ohio residents a distinct advantage over Treasuries with similar maturities. On November 30, the yield of MIG-1 notes was 11% higher than the after-tax yield of 90-day U.S. Treasury bills. To look at this another way, a yield of 5.1% on a tax-exempt long-term bond would be the equivalent of an 8.4% taxable yield for Ohio taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.0%, the taxable equivalent would be 5.0%.

-----------------------------------------------------------------
                                ILLUSTRATION OF INCOME FROM
                             A HYPOTHETICAL $100,000 INVESTMENT
                             ------------------------------------
                                SHORT-TERM       LONG-TERM
-----------------------------------------------------------------
Taxable gross income              $4,500         $5,100
Less taxes (39.6%)                (1,800)        (2,000)
Net after-tax income               2,700          3,100
-----------------------------------------------------------------
Tax-exempt income                 $3,000         $5,100
-----------------------------------------------------------------
Tax-exempt income advantage       $  300         $2,000
-----------------------------------------------------------------
Percentage advantage                 11%            65%
-----------------------------------------------------------------

This illustration assumes current yields (as of November 30, 1998) of 5.1% for long-term U.S. Treasury bonds, 4.5% for U.S. Treasury bills, 5.1% for long-term municipals, and 3.0% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

      These remarkable advantages are illustrated in the table above, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1998, assuming a $100,000 investment.

      Of course, in terms of credit quality, state-specific municipal bond funds, by definition, don't match up to U.S. Treasury bond funds, whose securities are backed by the full faith and credit of the U.S. government. Also, single-state municipal bond funds lack geographic diversification. Private insurance on the bonds in our Ohio Long-Term Tax-Exempt Fund, however, substantially mitigates these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

      Portfolio insurance generally is not available for short-term securities, so our investment adviser, Vanguard Fixed Income Group, is responsible for preserving the principal of the Tax-Exempt Money Market Fund--a responsibility the group fulfilled admirably. We remind you that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The Vanguard Ohio Tax-Exempt Funds were launched more than eight years ago to provide Ohio investors with a high level of tax-exempt income. While the true test of these funds will come over a longer period, it is heartening to see that they have established fine competitive records over their life spans.

--------------------------------------------------------------------------------
                                              TOTAL RETURNS
                                   JUNE 18, 1990, TO NOVEMBER 30, 1998
                      ----------------------------------------------------------
                              AVERAGE                 FINAL VALUE OF A
                            ANNUAL RATE          $10,000 INITIAL INVESTMENT*
                      ----------------------------------------------------------
                                    AVERAGE               AVERAGE
OHIO TAX-EXEMPT          VANGUARD  COMPETING   VANGUARD  COMPETING     VANGUARD
FUND                       FUND      FUND        FUND       FUND      ADVANTAGE
--------------------------------------------------------------------------------
Money Market              +3.5%      +3.2%     $13,337    $13,080      $ 257
Insured Long-Term         +8.2       +7.5       19,529     18,377      1,152
--------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.

      The table at right compares the performance of our funds since their June 18, 1990, inception with those of their average peer mutual funds. It also presents the current value of a hypothetical $10,000 investment made at our funds' inception. Our edge over competitors during this period has amounted, in the case of the Insured Long-Term Fund, to $1,152, or more than 11% of the original investment.

      Our advantage is explained, in part, by our much lower expenses, a factor that helps us toward our goal of providing returns that exceed those of competitive norms. Our funds maintain expense ratios (annual expenses as a percentage of average net assets) of 0.20%, far below both the 1.03% charged by the average long-term state tax-exempt fund and the 0.53% charged by the average state tax-exempt money market fund. We believe this powerful advantage is sustainable. Another reason for our success is the skillful management of Vanguard Fixed Income Group, which has helped guide our funds to their superior record while maintaining the highest investment quality in the industry.

      We emphasize that the longer-term returns shown above are higher than investors should expect with interest rates at current levels. Our Insured Long-Term Fund's returns have been boosted by capital appreciation due to generally declining interest rates since 1990. But interest rates cannot decline forever. Investors looking for a realistic forecast of future returns on long-term bonds should not regard past returns as a guide. The best indicator of the average future return on long-term bonds--and it is not a perfect predictor--is the current yield on those bonds.

IN SUMMARY

The excellent returns earned by bonds over the past twelve months--as well as over the past decade--should not lull investors into a false sense of security about the safety of bonds or the reliability of returns. Bond returns will inevitably revert to their historical (lower) averages, possibly with little or no warning.

      We believe that the specific risks of bonds, and the general risks of investing, can be managed by a balanced investment program that includes stock funds, bond funds, and money market funds suited to an individual's objectives, time horizon, tolerance for risk, and financial situation. Once you have such a program, you should be prepared to stick with it through good times and bad.

/s/ JOHN C. BOGLE                               /s/ JOHN J. BRENNAN

John C. Bogle                                   John J. Brennan
Senior Chairman                                 Chairman and
                                                Chief Executive Officer

December 18, 1998

NOTE: You'll observe that we have made minor changes in the names of the Vanguard Ohio Tax-Exempt Funds. We replaced the word "Tax-Free" with "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard Ohio Tax-Exempt Funds overwhelmingly approved six proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the funds' assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard Ohio Tax-Exempt Funds will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard Funds. Approved by 93.89% of the shares voted, as follows:

          -------------------------------------------------------------
                  FOR                AGAINST               ABSTAIN
          -------------------------------------------------------------
              178,301,222           6,543,383             5,060,722
          -------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Vanguard Ohio Tax-Exempt Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

-----------------------------------------------------------------------------------
OHIO TAX-EXEMPT FUND             FOR         AGAINST      ABSTAIN     APPROVED BY
-----------------------------------------------------------------------------------
Money Market                147,006,577    19,079,487    7,811,058      84.54%
-----------------------------------------------------------------------------------
Insured Long-Term            14,447,976       697,342      862,887      90.25%
-----------------------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

-----------------------------------------------------------------------------------
OHIO TAX-EXEMPT FUND             FOR         AGAINST      ABSTAIN     APPROVED BY
-----------------------------------------------------------------------------------
Money Market                143,009,110    22,089,848    8,798,165       82.24%
-----------------------------------------------------------------------------------
Insured Long-Term            14,239,839       927,798      840,568       88.95%
-----------------------------------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the funds' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the funds' Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved as follows:

---------------------------------------------------------------------------------
OHIO TAX-EXEMPT FUND             FOR         AGAINST      ABSTAIN     APPROVED BY
---------------------------------------------------------------------------------
Money Market                143,383,303    21,685,914    8,827,905       82.45%
---------------------------------------------------------------------------------
Insured Long-Term            14,393,133       852,485      762,586       89.91%
---------------------------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved as follows:

---------------------------------------------------------------------------------
OHIO TAX-EXEMPT FUND             FOR         AGAINST      ABSTAIN     APPROVED BY
---------------------------------------------------------------------------------
Money Market                148,249,905    17,555,755    8,091,463       85.25%
---------------------------------------------------------------------------------
Insured Long-Term            14,484,604       684,352      839,249       90.48%
---------------------------------------------------------------------------------

2g. INVESTMENT IN INDUSTRIAL REVENUE BONDS. This change eliminates a policy imposing special restrictions on investments in industrial revenue and development bonds. The change allows the funds to invest in industrial revenue and development bonds without limit, subject to their usual stringent quality and maturity guidelines. Approved as follows:

---------------------------------------------------------------------------------
OHIO TAX-EXEMPT FUND             FOR         AGAINST      ABSTAIN     APPROVED BY
---------------------------------------------------------------------------------
Money Market                154,613,063    11,796,709    7,487,351      88.91%
---------------------------------------------------------------------------------
Insured Long-Term            14,485,165       680,314      842,726      90.49%
---------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

[PHOTO]

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

      The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

      The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

----------------------------------------------------------------------
                                          AVERAGE ANNUALIZED RETURNS
                                       PERIODS ENDED NOVEMBER 30, 1998
                                       -------------------------------
                                       1 YEAR      3 YEARS    5 YEARS
----------------------------------------------------------------------
STOCKS
   S&P 500 Index                        23.7%       26.7%      23.0%
   Russell 2000 Index                   -6.6        10.3       11.3
   MSCI EAFE Index                      16.8         9.3       10.2
----------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index           9.5%        7.7%       7.3%
   Lehman 10 Year Municipal Bond Index   8.1         6.9        6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index           5.1         5.2        5.1
----------------------------------------------------------------------
OTHER
   Consumer Price Index                  1.5%        2.2%       2.4%
----------------------------------------------------------------------

      The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

      Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

      In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

      Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

      In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

      Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

      Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

      Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

REPORT FROM THE ADVISER

During the fiscal year ended November 30, nervous global investors flocked to the safety of U.S. Treasury securities. The "flight to quality" began with the collapse of Asian markets early in the year, then spread throughout the emerging economies of the world. With each round of negative world events, U.S. Treasury yields fell as investors bid up bond prices. In contrast to the volatility on world financial markets, sailing was smooth for the U.S. economy, which produced stable growth and low inflation. The Federal Reserve Board initially was reluctant to lower short-term interest rates in the face of the fundamental strength of the domestic economy; however, signs of international economic calamity loomed ever larger, threatening future U.S. growth. By the second half of our fiscal year, it was clear that domestic export-sensitive sectors were slowing, and stock market volatility increased. The Fed then cut short-term interest rates by a total of three-quarters of a percentage point. To date, the Fed's action has helped calm the fears of a worldwide credit crunch and stemmed investors' flight from risk. We will have to wait and see whether the worst is over for global markets.

      As one would expect, municipal bond yields fell in sympathy with the decline in Treasury yields. However, a large supply of new tax-exempt bonds muted the price increases. Consequently, municipal bonds underperformed their Treasury bond counterparts. During the fiscal year, the benchmark 30-year U.S. Treasury bond yield declined nearly 1 percentage point (from 6.05% to 5.06%). In contrast, the yield on an AAA-rated tax-exempt bond of similar maturity declined only three-tenths of 1 percent (from roughly 5.2% to 4.9%), and produced commensurately less price appreciation.

      As noted, the supply of new tax-exempt bonds grew dramatically during our fiscal year. Two factors led to this increase in municipal debt. First, as interest rates declined, municipalities rushed to issue new bonds that would refinance their older, higher-coupon debt. Second, the financial strength of many states and localities improved as robust economic performance boosted tax revenues. This increased financial sustenance allowed many issuers to fund new capital projects with tax-exempt debt. In all, tax-exempt issuance for the year was up 27% to $278 billion in new bonds.

      This abundance of new bonds offers unique value to investors in longer-term municipal issues. As of our fiscal year-end, the yield on a high-quality, long-maturity municipal bond was equal to an unusually high 96.8% of the yield on a comparable U.S. Treasury security. At certain points during the fiscal period, AAA-rated insured municipal bonds actually offered yields higher than Treasury bonds, a situation not seen since 1986. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer about 3 percentage points in additional taxable-equivalent yield over comparable U.S. Treasuries. Our state tax-exempt funds further boost after-tax returns by providing income exempt from state tax. In the past, municipal bond yields have not stayed high relative to Treasury bonds for long. However, because of the persistence of global uncertainty and its beneficial effect on prices of Treasury bonds, it's hard to predict when municipal yields will return to more-normal levels. In the meantime, longer-term municipal bonds are a steal.

      The high credit quality of the Vanguard Ohio Tax-Exempt Funds played an important role in our strong performance relative to peers. Early in our fiscal year, demand was quite strong for the higher yields of uninsured bonds and those of speculative-grade credit quality. Market participants disregarded the added credit risk they were assuming. Demand for lower-quality securities was so high that investors accepted ever-smaller yield premiums for assuming the extra credit risk, and yield spreads between bonds of different quality tightened. But the bankruptcy of a major hospital group in Pennsylvania in summer 1998 caused many bondholders to reconsider the relationship between yield and credit quality.

      Investors in Vanguard's insured single-state tax-exempt funds receive additional credit protection. Although this municipal bond insurance does not protect against changes in market value, it does guarantee the timely payment of principal and interest. Our single-state tax-exempt funds are able to offer the dual benefits of high credit quality and attractive yields year after year because of our low expenses. Our emphasis on high credit quality should allow our shareholders to sleep comfortably.

      Over time, the simple combination of a disciplined risk approach with low expenses has proven to be a powerful force for maximizing total return for shareholders. Our continued focus on these basics produced the desired results in fiscal 1998.

      Yields on 1-year tax-exempt money market instruments fell 76 basis points (0.76 percentage point) during the second half of our fiscal year, even though summer is traditionally a season for heavy municipal borrowing. Over the full 12 months, the decline was 82 basis points, leaving the yield on the benchmark 1-year MIG-1 note at 2.99% on November 30. By comparison, the yield on 1-year U.S. Treasury bills fell 92 basis points during the second half and 99 basis points for the full year, closing with a yield of 4.50%. The plunge in short-term yields was fueled by the global "flight to quality" and by the Fed's 75-basis-point cut in the fed funds rate. At fiscal year-end, the yield on 1-year MIG-1 notes therefore was equal to 66.4% of the yield on comparable Treasury bills. Though this ratio is less favorable than that for yields of long-term municipal bonds in relation to those of Treasury bonds, municipal money markets still offer value for investors in the highest tax brackets.

      As the new year begins, the Ohio Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low expenses. We believe these attributes will, over time, generate superior risk-adjusted returns.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by Ohio state, county, and municipal governments.

PERFORMANCE SUMMARY

OHIO TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-NOVEMBER 30, 1998
---------------------------------------------------------
                  OHIO TAX-EXEMPT          AVERAGE
                 MONEY MARKET FUND          FUND*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
---------------------------------------------------------
1990        0.0%      2.6%       2.6%       2.5%
1991        0.0       4.7        4.7        4.5
1992        0.0       3.0        3.0        2.9
1993        0.0       2.4        2.4        2.2
1994        0.0       2.6        2.6        2.4
1995        0.0       3.8        3.8        3.5
1996        0.0       3.4        3.4        3.1
1997        0.0       3.5        3.5        3.2
1998        0.0       3.4        3.4        3.1
--------------------------------------------------------

* Average Ohio Tax-Exempt Money Market Fund.
See Financial Highlights table on page 24 for dividend information for the past five years.
SEC 7-Day Annualized Yield (11/30/1998): 3.05%


CUMULATIVE PERFORMANCE: JUNE 18, 1990-NOVEMBER 30, 1998
-------------------------------------------------------
6/18/90        10000          10000
199008         10115          10107
199011         10259          10246
199102         10394          10375
199105         10515          10489
199108         10626          10604
199111         10736          10709
199202         10831          10798
199205         10920          10885
199208         10990          10952
199211         11061          11017
199302         11129          11078
199305         11194          11139
199308         11257          11198
199311         11324          11254
199402         11386          11308
199405         11454          11371
199408         11526          11443
199411         11616          11520
199502         11721          11613
199505         11839          11722
199508         11946          11826
199511         12056          11921
199602         12162          12015
199605         12265          12109
199608         12365          12207
199611         12468          12294
199702         12570          12383
199705         12680          12486
199708         12791          12594
199711         12903          12690
199802         13011          12785
199805         13124          12889
199808         13232          12993
199811         13337          13080

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIODS ENDED NOVEMBER 30, 1998
                                                         -------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                         1 YEAR    5 YEARS    INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
        Ohio Tax-Exempt Money Market Fund                3.37%      3.33%       3.47%          $13,337
        Average Ohio Tax-Exempt Money Market Fund        3.08       3.05        3.23            13,080
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------
                                                                                    SINCE INCEPTION
                                          INCEPTION                          -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund         6/18/1990    3.44%      3.30%       0.00%      3.47%     3.47%
----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY

OHIO INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-NOVEMBER 30, 1998
---------------------------------------------------------
               OHIO INSURED LONG-TERM
                   TAX-EXEMPT FUND         LEHMAN*
FISCAL     CAPITAL   INCOME     TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
---------------------------------------------------------
1990        3.0%      3.0%       6.0%        4.9%
1991        2.9       6.6        9.5        10.3
1992        4.5       6.2       10.7        10.0
1993        6.3       5.7       12.0        11.1
1994      -11.2       4.9       -6.3        -5.2
1995       13.1       6.4       19.5        18.9
1996        0.3       5.4        5.7         5.9
1997        0.9       5.4        6.3         7.2
1998        2.6       5.2        7.8         7.8
--------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-NOVEMBER 30, 1998
-------------------------------------------------------
6/18/90        10000         10000         10000
199008         10079         10055         10091
199011         10604         10449         10487
199102         10836         10677         10767
199105         11132         10941         11011
199108         11341         11153         11281
199111         11611         11404         11563
199202         11902         11683         11842
199205         12182         11927         12092
199208         12662         12335         12540
199211         12853         12485         12722
199302         13727         13244         13471
199305         13814         13329         13539
199308         14327         13804         14070
199311         14400         13933         14132
199402         14456         13987         14216
199405         14142         13601         13873
199408         14334         13711         14095
199411         13495         13026         13394
199502         14872         14142         14490
199505         15427         14712         15142
199508         15499         14715         15345
199511         16119         15444         15926
199602         16314         15486         16091
199605         16007         15203         15834
199608         16352         15423         16149
199611         17045         16199         16862
199702         17133         16209         16977
199705         17272         16347         17145
199708         17725         16688         17643
199711         18119         17210         18072
199802         18610         17535         18529
199805         18815         17747         18753
199808         19261         17993         19169
199811         19529         18377         19474

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED NOVEMBER 30, 1998
                                                        -------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                         1 YEAR    5 YEARS    INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
        Ohio Insured Long-Term Tax-Exempt Fund            7.78%      6.28%      8.24%         $19,529
        Average Ohio Tax-Exempt Fund                      6.78       5.69       7.47           18,377
        Lehman Municipal Bond Index                       7.76       6.62       8.20           19,474
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                          INCEPTION                          ---------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------------------------
Ohio Insured Long-Term Tax-Exempt Fund    6/18/1990    8.62%      6.02%       2.59%      5.80%     8.39%
--------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
OHIO TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
-------------------------------
Yield                      3.1%
Average Maturity        70 days
Average Quality           MIG-1
Expense Ratio             0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
MIG-1/SP-1+                                77.1%
A-1/P-1                                    17.0
AAA/AA                                      5.9
A                                           0.0
------------------------------------------------
Total                                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE

OHIO INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.



FINANCIAL ATTRIBUTES
---------------------------------------------------------
                         OHIO INSURED             LEHMAN
                            LONG-TERM             INDEX*
---------------------------------------------------------
Number of Issues                 145              47,383
Yield                            4.3%                4.4%
Yield to Maturity                4.4%                 --
Average Coupon                   5.3%                5.5%
Average Maturity           8.5 years          13.5 years
Average Quality                  AAA                 AA+
Average Duration           6.4 years           7.2 years
Expense Ratio                   0.20%                 --
Cash Reserves                    1.2%                 --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
------------------------------------------------------------------
[GRAPH]



VOLATILITY MEASURES
------------------------------------------------------------------------
                                   OHIO INSURED                  LEHMAN
                                      LONG-TERM                  INDEX*
------------------------------------------------------------------------
R-Squared                               0.98                     1.00
Beta                                    1.07                     1.00

*Lehman Municipal Bond Index.



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
AAA                          97.8%
AA                            2.2
A                             0.0
BBB                           0.0
BB                            0.0
B                             0.0
------------------------------------------------
Total                       100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------
Under 1 Year                  5.8%
1-5 Years                    19.1
5-10 Years                   39.5
10-20 Years                  27.7
20-30 Years                   7.9
Over 30 Years                 0.0
------------------------------------------------
Total                       100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1998


                                                           [PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                MATURITY               AMOUNT      VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                    COUPON         DATE                (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------------------------------------------------
Akron-Summit County OH                                                4.00%    12/1/1998 (3)        $  2,000     $  2,000
Akron-Summit County OH Public Library                                 4.00%    12/1/1999 (3)           2,320        2,343
American Muni. Power OH BAN (Bowling Green Project)                   4.10%    12/4/1998               3,185        3,185
Butler County OH BAN                                                  3.50%    3/19/1999               3,600        3,604
Butler County OH BAN                                                  3.55%   10/21/1999               6,400        6,422
Cincinnati OH GO                                                      4.75%    12/1/1998               5,700        5,700
Cincinnati OH School Dist. TAN                                        5.00%    12/1/1998 (2)           1,880        1,880
Cincinnati OH Student Loan Funding Corp. VRDO                         3.25%    12/2/1998 LOC          23,900       23,900
Cleveland OH GO                                                       6.75%     7/1/1999 (Prere.)      2,525        2,630
Columbus OH Electric System Rev. VRDO                                 3.10%     1/1/1999 LOC          15,245       15,245
Columbus OH GO                                                        5.50%    6/15/1999               4,980        5,030
Columbus OH Sewer Rev. VRDO                                           3.05%    12/3/1998               3,100        3,100
Columbus OH VRDO                                                      3.00%    12/3/1998               1,000        1,000
Cuyahoga County OH Hosp. Rev. Improvement VRDO
   (Cleveland Clinic Foundation)                                      3.15%    12/2/1998 LOC          13,100       13,100
Cuyahoga OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)                3.25%    12/2/1998              12,000       12,000
Fairfield County OH Sanitary Sewer System Improvement BAN             4.46%    7/27/1999               1,155        1,161
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                3.15%    12/3/1998 LOC          13,335       13,335
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.Medical Center)   4.00%    5/15/1999 (1)           1,135        1,137
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)              3.00%    12/3/1998 LOC          19,900       19,900
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.10%    12/2/1998 (1)           6,400        6,400
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.35%    12/2/1998 (1)             300          300
Hancock County OH BAN                                                 3.42%    12/1/1999 ++            3,115        3,126
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)         2.95%     4/9/1999              14,300       14,300
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)         3.25%    2/18/1999               5,000        5,000
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)         3.35%    12/8/1998              11,600       11,600
Mason City OH School Dist. GO                                         4.02%    2/18/1999               5,500        5,505

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                MATURITY               AMOUNT      VALUE*
                                                                     COUPON         DATE                (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Middleburg Heights OH GO BAN                                          4.05%    1/15/1999            $  1,700     $  1,701
Montgomery County OH Rev. VRDO (Catholic Health Initiatives)          3.15%    12/2/1998              10,000       10,000
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)      3.25%    12/2/1998 LOC           5,880        5,880
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)      3.75%    12/2/1998 LOC           3,400        3,400
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                         3.15%    12/2/1998 LOC           5,400        5,400
Ohio Building Auth.                                                   7.35%     8/1/1999 (Prere.)      5,725        5,986
Ohio Building Auth.                                                   7.35%    10/1/1999 (Prere.)      1,250        1,331
Ohio Building Auth. (Correctional Fac.)                               7.15%     8/1/1999 (Prere.)      1,000        1,026
Ohio Elementary & Secondary Educ. Capital Fac.                        4.50%    12/1/1998               3,000        3,000
Ohio GO (Infrastructure Improvement)                                  4.25%     2/1/1999               3,695        3,699
Ohio Higher Educ. Fac. Rev. VRDO (Mount Union College Project)        3.20%    12/3/1998               1,610        1,610
Ohio Highway GO                                                       4.40%    5/15/1999               6,080        6,109
Ohio PCR VRDO (British Petroleum)                                     3.30%    12/2/1998               8,500        8,500
Ohio Public Fac. Comm. (Higher Educ.)                                4.375%    11/1/1999 (1)           1,500        1,518
Ohio Public Fac. Comm. (Higher Educ.)                                 5.50%    12/1/1998 (4)           1,600        1,600
Ohio Public Fac. Comm. (Mental Health)                                4.50%    6/29/1999 (4)           4,700        4,722
Ohio Public Fac. Comm. (Mental Health)                               4.625%    12/1/1999               1,570        1,596
Ohio School Dist. COP TAN                                             4.05%    6/30/1999               7,801        7,821
Ohio Solid Waste Rev. VRDO (BP Exploration & Oil Project)             3.45%    12/2/1998              10,300       10,300
Ohio State Univ. CP                                                   3.20%     2/9/1999               5,000        5,000
Ohio State Univ. CP                                                   3.50%    12/7/1998               6,500        6,500
Ohio State Univ. VRDO                                                 3.05%    12/3/1998               5,100        5,100
Ohio Water Dev. Auth. VRDO (Timken Co. Project)                       3.20%    12/2/1998 LOC           5,000        5,000
Ohio Water Dev. Auth. VRDO (Mead Corp.)                               3.15%    12/2/1998 LOC           7,820        7,820
Ross County OH Hosp. Rev. VRDO (Medical Center Hosp. Project)         3.20%    12/3/1998 LOC           4,160        4,160
Summit County OH GO BAN                                              3.625%   11/18/1999               9,740        9,803
Summit County OH GO BAN                                               4.50%     6/3/1999               5,000        5,018
Toledo OH Special Services Assessment VRDO                            3.15%    12/3/1998 LOC          14,420       14,420
Univ. of Cincinnati OH GO BAN                                         3.80%     3/1/1999               6,000        6,003
Wooster OH School Dist.                                               3.80%    12/1/1998 (3)           1,090        1,090
OUTSIDE OHIO:
Puerto Rico TRAN                                                      3.50%    7/30/1999 ++            3,000        3,013
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $341,029)                                                                                                341,029
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               13,206
Liabilities                                                                                                        (9,571)
                                                                                                                  ---------
                                                                                                                    3,635
                                                                                                                  ---------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 344,665,214 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $344,664
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $   1.00
===========================================================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 21.


---------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $344,668        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                                  (4)          --
 Unrealized Appreciation                                                                                  --           --
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $344,664        $1.00
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                MATURITY               AMOUNT      VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE                (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (93.7%)
Adams County OH School Dist. GO                                       5.55%    12/1/2009 (1)        $  1,000     $  1,091
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                    5.375%     1/1/2017 (2)           3,000        3,100
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                    5.375%     1/1/2022 (2)           4,000        4,102
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                     5.50%     1/1/2008 (2)           1,000        1,063
Aurora County OH School Dist. GO                                      5.80%    12/1/2016 (3)           3,000        3,256
Barberton OH School Dist. GO                                         5.125%    11/1/2022 (3)           3,000        3,009
Bedford Heights OH GO                                                 5.65%    12/1/2014 (2)             500          563
Butler County OH Sewer System Rev.                                    5.00%    12/1/2023 (2)           2,245        2,239
Butler County OH Sewer System Rev.                                    6.25%    12/1/2002 (2)(Prere.)   2,925        3,224
Butler County OH Transp. Improvement Dist. Rev.                       6.00%     4/1/2011 (4)           4,000        4,545
Butler County OH Transp. Improvement Dist. Rev.                       6.00%     4/1/2012 (4)           2,320        2,627
Butler County OH Water Works Rev.                                    5.125%    12/1/2021 (2)             500          502
Canal Winchester OH Local School Dist. GO                             6.00%    12/1/2013 (3)           1,680        1,920
Canton OH GO                                                         5.375%    12/1/2007 (2)           1,000        1,072
Canton OH GO (Water Works System)                                     5.75%    12/1/2010 (2)           1,000        1,104
Canton OH GO (Water Works System)                                     5.85%    12/1/2015 (2)           1,000        1,094
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)              5.50%     9/1/2006 (2)           2,500        2,691
Cleveland-Cuyahoga County OH Port Auth. Rev.
   (Rock & Roll Hall of Fame)                                         5.40%    12/1/2015 (2)           2,000        2,104
Cleveland OH Airport System Rev.                                      0.00%     1/1/2005 (1)           3,975        3,099
Cleveland OH Airport System Rev.                                      7.25%     1/1/2000 (1)(Prere.)     800          849
Cleveland OH GO                                                      5.375%     9/1/2010 (2)           1,000        1,090
Cleveland OH GO                                                      5.375%     9/1/2012 (2)           1,000        1,087
Cleveland OH GO                                                       5.50%     8/1/2009 (1)           4,500        4,946
Cleveland OH GO                                                       6.25%    10/1/2001 (1)(Prere.)   2,500        2,721
Cleveland OH Public Power System Rev.                                 5.00%   11/15/2020 (1)           3,125        3,125
Cleveland OH Public Power System Rev.                                 5.00%   11/15/2024 (1)           3,000        2,983
Cleveland OH Public Power System Rev.                                 5.25%   11/15/2016 (1)          10,200       10,560
Cleveland OH Public Power System Rev.                                 7.00%   11/15/2004 (1)(Prere.)   2,750        3,241
Cleveland OH School Dist. GO                                          0.00%    12/1/2005 (3)             700          526
Cleveland OH School Dist. GO                                          0.00%    12/1/2006 (3)             700          503
Cleveland OH School Dist. GO                                          0.00%    12/1/2007 (3)             500          343
Cleveland OH School Dist. GO                                          0.00%    12/1/2008 (3)             400          261
Cleveland OH School Dist. GO                                         5.875%    12/1/2011 (3)           1,500        1,629
Cleveland OH Water Works Rev.                                         5.00%     1/1/2023 (4)           3,000        2,983
Cleveland OH Water Works Rev.                                         5.00%     1/1/2028 (4)           2,000        1,994
Cleveland OH Water Works Rev.                                         5.50%     1/1/2013 (1)           3,125        3,414
Cleveland OH Water Works Rev.                                         5.50%     1/1/2021 (1)+          6,500        7,078
Cleveland OH Water Works Rev.                                         6.25%     1/1/2002 (2)(Prere.)   4,305        4,700
Cleveland OH Water Works Rev.                                         6.25%     1/1/2015 (2)             195          210
Columbus OH Muni. Airport Auth. Rev. (Port of Columbus)               5.00%     1/1/2028 (2)           3,000        2,973
Columbus OH School Dist. GO                                           7.00%    12/1/2000 (3)(Prere.)   1,750        1,902
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)             5.50%    1/15/2019 (1)           7,545        7,846
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)            6.875%    1/15/1999 (5)(Prere.)   1,825        1,870
Cuyahoga County OH Hosp. Rev.
   (Walker Center Cleveland Clinic Foundation)                        5.00%     1/1/2023 (2)           3,000        2,967
Dayton OH Water System Rev.                                           6.75%    12/1/2010 (1)           1,000        1,013
Defiance OH Waterworks System GO                                      5.65%    12/1/2018 (2)           1,130        1,227
Dublin OH School Dist. GO                                             0.00%    12/1/2005 (3)           1,220          916
Dublin OH School Dist. GO                                             0.00%    12/1/2006 (3)           1,220          876
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)           5.375%    6/15/2015 (1)           3,000        3,224
Forest Hills OH School Dist. GO                                       6.00%    12/1/2007 (1)             750          855
Franklin County OH Convention Center Rev.                             0.00%    12/1/2007 (1)           4,355        2,985
Franklin County OH Convention Center Rev.                             7.00%    12/1/2000 (1)(Prere.)     675          734
Franklin County OH Hosp. Fac. Rev. (Riverside United Methodist)       7.25%    5/15/2000 (1)(Prere.)   2,800        3,003
Gallia County OH Hosp. Rev. (Holzer Medical Center Project)          5.125%    10/1/2013 (2)           3,000        3,084

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                MATURITY               AMOUNT      VALUE*
                                                                     COUPON         DATE                (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Greater Cleveland OH Regional Transp. Auth. GO                       5.375%    12/1/2010 (3)        $  1,665     $  1,808
Greater Cleveland OH Regional Transp. Auth. GO                       5.375%    12/1/2012 (3)           1,850        1,979
Greater Cleveland OH Regional Transp. Auth. GO                       5.375%    12/1/2013 (3)           1,850        1,966
Greater Cleveland OH Regional Transp. Auth. GO                        5.60%    12/1/2011 (3)           5,505        5,993
Greater Cleveland OH Regional Transp. Auth. GO                        5.65%    12/1/2016 (3)           1,000        1,071
Greene County OH Sewer System Rev.                                   5.125%    12/1/2020 (1)           2,000        2,032
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                 5.20%    5/15/2009 (1)           2,000        2,149
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                5.375%    5/15/2013 (1)           2,235        2,361
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.10%    12/2/1998 (1)           4,700        4,700
Hamilton County OH Sales Tax Rev. (Hamilton County Football Project)  5.00%    12/1/2018 (1)           3,000        3,007
Hamilton County OH Sales Tax Rev. (Hamilton County Football Project)  5.00%    12/1/2027 (1)           2,000        1,988
Hamilton County OH Sewer System Rev.                                  5.45%    12/1/2009 (3)           3,250        3,572
Hamilton OH Water System Rev.                                         6.30%   10/15/2021 (1)           2,000        2,168
Hilliard County OH School Dist. GO                                    5.75%    12/1/2019 (3)           2,000        2,161
Hilliard County OH School Dist. GO                                    6.55%    12/1/2005 (3)             500          575
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)              5.375%    8/15/2015 (2)           2,900        3,032
Lakota OH Local School Dist.                                          5.05%    12/1/2013 (3)           1,925        1,990
Lisbon OH School Dist. GO                                             6.25%    12/1/2017 (2)           1,000        1,101
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)            5.50%     9/1/2027 (1)           2,215        2,321
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)           5.625%     9/1/2014 (1)           3,290        3,553
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)            6.00%     9/1/2006 (1)           1,500        1,680
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)            6.00%     9/1/2008 (1)           1,250        1,416
Lucas County OH GO                                                    6.95%    12/1/2000 (1)(Prere.)   2,700        2,933
Lucas County OH Hosp. Rev. (Promedica Health Care)                    5.75%   11/15/2009 (1)           3,000        3,320
Lucas County OH Hosp. Rev. (Promedica Health Care)                    5.75%   11/15/2014 (1)           6,000        6,535
Marietta City OH School Dist. GO                                      5.75%    12/1/2007 (2)           1,500        1,616
Marysville OH Water System Rev.                                       7.05%    12/1/2001 (1)(Prere.)   1,250        1,382
Medina OH School Dist. GO                                             6.20%    12/1/2002 (3)(Prere.)   2,100        2,329
Mount Vernon OH Sewer System Rev.                                     6.00%    12/1/2012 (2)             750          813
New Philadelphia OH School Dist. GO                                   6.25%    12/1/2017 (2)           2,300        2,514
North Canton OH GO                                                    5.90%    12/1/2004 (2)(Prere.)   2,000        2,244
Northeast OH Regional Sewer Dist. Rev.                                5.60%   11/15/2013 (2)           1,880        2,016
Northeast OH Regional Sewer Dist. Rev.                                5.60%   11/15/2014 (2)           1,500        1,599
Northeast OH Regional Sewer Dist. Rev.                                6.50%   11/15/2001 (2)(Prere.)   2,500        2,723
Oak Hills OH Local School Dist. GO                                    7.20%    12/1/2009 (1)           1,625        2,028
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                         7.10%     6/1/2018 (3)           1,000        1,066
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                         7.45%     3/1/2016 (3)             500          531
Ohio Building Auth. Rev. (Adult Correctional Fac.)                    5.50%     4/1/2016 (2)           4,965        5,228
Ohio Building Auth. Rev. (Adult Correctional Fac.)                    5.95%    10/1/2013 (1)           3,000        3,296
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                         0.00%    12/1/2006 (3)           1,000          718
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                         6.60%    12/1/2017 (3)           2,200        2,482
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                         6.75%    12/1/2015 (3)           1,000        1,118
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                           5.375%    5/15/2022 (1)           4,000        4,157
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                            6.00%    5/15/2011 (1)           2,000        2,249
Ohio Turnpike Comm. Rev.                                              5.25%    2/15/2013 (3)           1,780        1,873
Ohio Turnpike Comm. Rev.                                              5.70%    2/15/2006 (1)(Prere.)   1,000        1,118
Ohio Water Dev. Auth. Rev.                                            5.25%    12/1/2012 (4)           2,990        3,167
Ohio Water Dev. Auth. Rev.                                            5.50%    12/1/2011 (2)           1,000        1,070
Ohio Water Dev. Auth. Rev.                                            5.50%    12/1/2014 (1)           1,595        1,684
Ohio Water Dev. Auth. Rev.                                            5.90%    12/1/2015 (2)           3,250        3,547
Ohio Water Dev. Auth. Rev.                                            7.00%    12/1/2009 (2)(ETM)      1,500        1,780
Ohio Water Dev. Auth. Rev. PCR                                       5.125%     6/1/2019 (1)           2,750        2,795
Ohio Water Dev. Auth. Rev. PCR                                        5.50%     6/1/2011 (1)           2,300        2,502
Olmsted Falls City OH School Dist. GO                                 5.85%   12/15/2017 (3)           2,000        2,158
Olmsted Falls City OH School Dist. GO                                 6.85%   12/15/2004 (3)(Prere.)     565          663
Ottowa County OH GO                                                   7.00%     9/1/2001 (2)(Prere.)     500          553
Pickerington OH Local School Dist. GO                                 5.80%    12/1/2009 (3)             500          565
Revere OH School Dist. GO                                             6.00%    12/1/2016 (2)           3,850        4,241
Reynoldsburg OH School Dist. GO                                       0.00%    12/1/2009 (3)           1,465          905
Reynoldsburg OH School Dist. GO                                       0.00%    12/1/2010 (3)           1,465          858

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                MATURITY               AMOUNT      VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                               COUPON        DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Reynoldsburg OH School Dist. GO                                       6.55%    12/1/2002 (3)(Prere.) $ 3,600     $  4,039
Richland County OH GO                                                 5.40%    12/1/2015 (2)           1,120        1,176
Richland County OH GO                                                 6.95%    12/1/2011 (2)             450          529
Springboro Community OH School Dist. GO                               5.25%    12/1/2016 (2)           4,000        4,130
Summit County OH GO                                                   6.90%     8/1/2001 (2)(Prere.)   2,650        2,898
Summit County OH GO                                                   6.90%     8/1/2002 (2)(Prere.)     175          194
Summit County OH GO                                                   6.90%     8/1/2003 (2)(Prere.)   2,425        2,743
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)               6.25%   11/15/2003 (3)(Prere.)   2,000        2,169
Wood County OH Justice Center GO                                      5.95%    12/1/2007 (2)           1,750        1,913
Woodridge OH School Dist. GO                                          6.00%    12/1/2019 (2)           1,000        1,108
Woodridge OH School Dist. GO                                          6.80%    12/1/2014 (2)           2,000        2,481
Wooster OH School Dist. GO                                            0.00%    12/1/2009 (4)           2,195        1,355
Wooster OH School Dist. GO                                            0.00%    12/1/2010 (4)           2,265        1,326
Wooster OH School Dist. GO                                            0.00%    12/1/2011 (4)           2,315        1,280
Wooster OH School Dist. GO                                            6.50%    12/1/2002 (2)(Prere.)   2,500        2,800
Wyoming OH School Dist.                                               5.15%    12/1/2027 (3)           1,750        1,756
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%    12/2/1998 (1)             800          800
Puerto Rico Public Building Auth. Rev.                                0.00%     7/1/2001 (3)             850          774
Puerto Rico Public Building Auth. Rev.                                5.00%     7/1/2027 (2)           3,000        3,005
                                                                                                                 ---------
                                                                                                                  303,598
                                                                                                                 ---------
SECONDARY MARKET INSURED (0.7%)
Franklin OH Hosp. Rev.
   (Mount Carmel Health-Holy Cross Health System)                     6.75%     6/1/2002 (1)(Prere.)   2,000        2,232
                                                                                                                 ---------

NONINSURED (4.4%)
Cincinnati OH Student Loan Funding Corp. VRDO                         3.25%    12/2/1998 LOC             200          200
Columbus OH Electric VRDO                                             3.10%     1/1/1999 LOC             175          175
Columbus OH GO                                                        5.25%    5/15/2009               1,000        1,085
Cuyahoga County OH Hosp. VRDO (Cleveland Clinic Foundation)           3.15%    12/2/1998 LOC           1,300        1,300
Franklin OH Hosp. Rev. VRDO (U.S. Health Corp.)                       3.15%    12/3/1998 LOC           1,400        1,400
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)              3.00%    12/3/1998 LOC             400          400
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)      3.25%    12/2/1998 LOC           2,360        2,360
Ohio GO                                                              7.625%     8/1/2010               3,510        4,559
Ohio Higher Educ. Fac. Auth. Rev. (Case Western Reserve Univ.)        6.50%    10/1/2020                 250          301
Rocky River OH City School Dist. GO                                  5.375%    12/1/2017               2,200        2,359
                                                                                                                 ---------
                                                                                                                   14,139
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $300,332)                                                                                                319,969
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                6,408
Liabilities                                                                                                        (2,594)
                                                                                                                 ---------
                                                                                                                    3,814
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 26,946,864 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $323,783
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $12.02
==========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $544,000 have been segregated as initial margin for open futures contracts. For explanations of abbreviations and other references, see page 21.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $304,325       $11.29
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains--Note E                                                             (132)          --
 Unrealized Appreciation (Depreciation)--Note F

   Investment Securities                                                                              19,637          .73
   Futures Contracts                                                                                     (47)          --
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $323,783       $12.02
===============================================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

++ Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                                            OHIO INSURED
                                                                                       OHIO TAX-EXEMPT         LONG-TERM
                                                                                          MONEY MARKET        TAX-EXEMPT
                                                                                                  FUND              FUND
                                                                                       ---------------------------------
                                                                                            YEAR ENDED NOVEMBER 30, 1998
                                                                                       ---------------------------------
                                                                                                 (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                 $  10,877           $14,806
                                                                                       ---------------------------------
        Total Income                                                                            10,877            14,806
                                                                                       ---------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                                39                36
        Management and Administrative                                                              463               446
        Marketing and Distribution                                                                  99                66
    Custodian Fees                                                                                   8                 5
    Auditing Fees                                                                                    8                 7
    Shareholders' Reports                                                                           14                10
    Annual Meeting and Proxy Costs                                                                   1                 1
    Trustees' Fees and Expenses                                                                      1                 1
                                                                                       ---------------------------------
        Total Expenses                                                                             633               572
        Expenses Paid Indirectly--Note C                                                            (8)               (5)
                                                                                       ---------------------------------
        Net Expenses                                                                               625               567
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           10,252            14,239
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                      --               914
    Futures Contracts                                                                               --              (394)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                   --               520
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                           --             6,428
    Futures Contracts                                                                               --               (41)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                    --             6,387
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $10,252           $21,146
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------------------------------
                                                             OHIO TAX-EXEMPT                   OHIO INSURED LONG-TERM
                                                            MONEY MARKET FUND                      TAX-EXEMPT FUND
                                                       ----------------------------          ---------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------------------------
                                                            1998               1997               1998              1997
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 10,252            $ 9,923           $ 14,239          $ 11,833
    Realized Net Gain (Loss)                                  --                  4                520              (235)
    Change in Unrealized Appreciation
        (Depreciation)                                        --                 --              6,387             2,567
                                                       -----------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     10,252              9,927             21,146            14,165
                                                       -----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (10,252)            (9,923)           (14,239)          (11,833)
    Realized Capital Gain                                     --                 --                 --            (1,114)
                                                       -----------------------------------------------------------------
        Total Distributions                              (10,252)            (9,923)           (14,239)          (12,947)
                                                       -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               330,928            307,260             93,813            60,331
    Issued in Lieu of Cash Distributions                   9,257              8,528             10,084             9,339
    Redeemed                                            (293,952)          (271,321)           (40,024)          (34,336)
                                                       -----------------------------------------------------------------
        Net Increase from
            Capital Share Transactions                    46,233             44,467             63,873            35,334
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        46,233             44,471             70,780            36,552
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    298,431            253,960            253,003           216,451
                                                       -----------------------------------------------------------------
    End of Year                                         $344,664           $298,431           $323,783          $253,003
========================================================================================================================

(1)Shares Issued (Redeemed)                              330,928            307,260              7,874             5,219
    Issued                                                 9,257              8,528                846               808
    Redeemed                                            (293,952)          (271,321)            (3,365)           (2,978)
                                                       -----------------------------------------------------------------
        Net Increase in Shares Outstanding                46,233             44,467              5,355             3,049
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------------
                                                                               OHIO TAX-EXEMPT MONEY MARKET FUND
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                 -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1998         1997         1996         1995          1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $1.00        $1.00        $1.00        $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                           .033         .034         .034         .037          .026
    Net Realized and Unrealized Gain (Loss) on Investments            --           --           --           --            --
                                                                 -------------------------------------------------------------
        Total from Investment Operations                            .033         .034         .034         .037          .026
                                                                 -------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                           (.033)       (.034)       (.034)       (.037)        (.026)
    Distributions from Realized Capital Gains                         --           --           --           --            --
                                                                 -------------------------------------------------------------
        Total Distributions                                        (.033)       (.034)       (.034)       (.037)        (.026)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $1.00        $1.00        $1.00        $1.00         $1.00
==============================================================================================================================

TOTAL RETURN                                                       3.37%        3.49%        3.42%        3.78%         2.58%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                              $345         $298         $254         $178          $147
    Ratio of Total Expenses to Average Net Assets                  0.20%        0.19%        0.20%        0.21%         0.23%
    Ratio of Net Investment Income to Average Net Assets           3.30%        3.43%        3.36%        3.71%         2.56%
==============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                              OHIO INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                  -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         1998         1997         1996         1995          1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $11.72       $11.67       $11.63       $10.28        $11.61
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .592         .598         .603         .610          .599
    Net Realized and Unrealized Gain (Loss) on Investments           .300         .110         .040        1.350        (1.298)
                                                                  -------------------------------------------------------------
        Total from Investment Operations                             .892         .708         .643        1.960         (.699)
                                                                  -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                            (.592)       (.598)       (.603)       (.610)        (.599)
    Distributions from Realized Capital Gains                          --        (.060)          --           --         (.032)
                                                                  -------------------------------------------------------------
        Total Distributions                                         (.592)       (.658)       (.603)       (.610)        (.631)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $12.02       $11.72       $11.67       $11.63        $10.28
===============================================================================================================================

TOTAL RETURN                                                        7.78%        6.30%        5.75%       19.45%        -6.29%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                               $324         $253         $216         $197          $149
    Ratio of Total Expenses to Average Net Assets                   0.20%        0.17%        0.20%        0.21%         0.23%
    Ratio of Net Investment Income to Average Net Assets            4.98%        5.17%        5.26%        5.45%         5.38%
    Portfolio Turnover Rate                                            8%          14%          17%           7%           16%
===============================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprises the Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:


--------------------------------------------------------------------------------------------------------
                                 CAPITAL CONTRIBUTION             PERCENTAGE              PERCENTAGE OF
                                      TO VANGUARD                  OF FUND                  VANGUARD'S
OHIO TAX-EXEMPT FUND                     (000)                    NET ASSETS              CAPITALIZATION
--------------------------------------------------------------------------------------------------------
Money Market                              $63                         0.02%                   0.09%
Insured Long-Term                          56                         0.02                    0.08
--------------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when a fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1998, custodian fee offset arrangements reduced expenses of the Tax-Exempt Money Market Fund and Insured Long-Term Tax-Exempt Fund by $8,000 and $5,000, respectively.

D. During the year ended November 30, 1998, the Insured Long-Term Tax-Exempt Fund purchased $81,737,000 of investment securities and sold $22,928,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $790,000 through

November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes, the funds had the following capital gains available at November 30, 1998, or capital losses available to offset future capital gains:

---------------------------------------------------------------------------------------------------
                                                                       CAPITAL LOSS
                                         CAPITAL GAINS        -------------------------------------
                                         AVAILABLE FOR                             EXPIRATION
                                         DISTRIBUTION          AMOUNT         FISCAL YEAR(S) ENDING
OHIO TAX-EXEMPT FUND                         (000)              (000)             NOVEMBER 30,
---------------------------------------------------------------------------------------------------
Money Market                                   --               $(4)                2002-2004
Insured Long-Term                            $611                --                    --
---------------------------------------------------------------------------------------------------


The Insured Long-Term Fund used a capital loss carryforward of $157,000 to offset capital gains realized during the year ended November 30, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At November 30, 1998, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $18,847,000, consisting of unrealized gains of $18,866,000 on securities that had risen in value since their purchase and $19,000 in unrealized losses on securities that had fallen in value since their purchase.

      At November 30, 1998, the aggregate settlement value of open futures contracts expiring through March 1999 and the related unrealized appreciation (depreciation) were:


-----------------------------------------------------------------------------------------------
                                                                           (000)
                                                            -----------------------------------
                                       NUMBER OF              AGGREGATE            UNREALIZED
OHIO TAX-EXEMPT FUND/                LONG (SHORT)            SETTLEMENT           APPRECIATION
FUTURES CONTRACTS                      CONTRACTS                VALUE            (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Insured Long-Term/
  Municipal Bond Index                     14                 $  1,771                $  20
  U.S. Treasury Bond                       89                   11,550                 (105)
  U.S. Treasury Note                       33                    3,930                   38
-----------------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

REPORT OF INDEPENDENT                                                   [LOGO]
ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Ohio Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD OHIO TAX-EXEMPT FUNDS This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.
          Each fund designates 100% of its income dividends as exempt-interest dividends.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson=Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of the Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in the The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q960-01/18/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved. at vanguard, we believe that tradition matters